                                                                   Exhibit 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-66950) of The New World Power Corporation of our report dated June 27, 1996, appearing on page F-2 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, appearing on page F-43 of this Form 10-K.


PRICE WATERHOUSE LLP
Hartford, Connecticut
June 27, 1996




                                      E-1